                AmeriCredit Automobile Receivables Trust 1996-B
               6.50% Automobile Receivables - Backed Certificates
                               Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Pooling and Servicing Agreement, relating to the formation of the AmeriCredit Automobile Receivables Trust 1996-B, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Trustee, dated as of April 30, 1996. Defined terms have the meanings assigned to them in the Pooling and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowlege of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:     11/01/96
Monthly Period Ending:        11/30/96

I. MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

   A.   Beginning of period Principal Balance                                                  $106,661,582
                                                                                              -------------

   B.   Monthly Principal Amounts

       (1)  Collections on Receivables outstanding
            at end of period                                                2,928,786
                                                                          -----------
       (2)  Collections on Receivables paid off
            during period                                                   1,235,968
                                                                          -----------
       (3)  Receivables becoming Liquidated Receivables
            during period                                                   1,547,329
                                                                          -----------
       (4)  Receivables becoming Purchased Receivables
            during period
                                                                          -----------
       (5)  Cram Down Losses occurring during period
                                                                          -----------
       (6)  Other Receivables adjustments                                        (498)
                                                                          -----------
       (7)  Less amounts allocable to Interest                             (1,556,931)
                                                                          -----------

        Total Monthly Principal Amounts                                                           4,154,654
                                                                                              -------------

    C.  End of period Principal Balance                                                        $102,506,928
                                                                                              -------------

    D.  Pool Factor                                                                               81.339398%
                                                                                             -------------

II. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

                                                                        CLASS A       CLASS B        TOTAL
                                                                        -------       -------        -----

    A. Beginning of period Certificate Balance                       $98,128,655   $8,641,436    $106,770,091
                                                                     ----------------------------------------
    B. Certificateholders' Principal Distributable Amount              3,822,282      332,372       4,154,654
       (92% of I.B. for Class A and 8% of I.B. for Class B)

    C. Change in Class B Principal Carryover Shortfall                         0     (210,748)       (210,748)
                                                                     -----------------------------------------
    D. End of period Certificate Balance                             $94,306,373     $8,519,812   $102,826,185
                                                                     -----------------------------------------
    E. Certificate Factor                                             81.339398%     84.506039%     81.592729%
                                                                     -----------------------------------------

III. RECONCILIATION OF COLLECTION ACCOUNT:

     A.   Available Funds:

          (1) Collections on Receivables during period
                (net of Liquidation Proceeds)                                       $4,164,754
                                                                                 -------------
          (2) Liquidation Proceeds collected
                during period                                                          593,970
                                                                                 -------------
          (3) Purchase Amounts deposited in Collection
                Account
                                                                                 -------------
          (4) Investment income                                                         15,015
                                                                                 -------------
          (5) Collection of Supplemental Servicing Fees                                 71,982
                                                                                 -------------

          Total Available Funds                                                                      4,845,721
                                                                                                  ------------

     B.   Distributions:

          (1) Basic Servicing Fee and Supplemental Servicing Fees                      290,638
                                                                                 -------------
          (2) Agent fees                                                                 5,333
                                                                                 -------------
          (3) Class A Interest Distributable Amount                                    531,530
                                                                                 -------------
          (4) Class A Principal Distributable Amount                                 3,822,282
                                                                                 -------------
          (5) Security Insurer Premiums                                                 27,506
                                                                                 -------------
          (6) Class B Coupon Interest Amount                                            46,808
                                                                                 -------------
          (7) Class B Principal Distributable Amount                                   332,372
                                                                                 -------------
          (8) Class B Excess Interest Amount                                                 0
                                                                                 -------------
          (9) Change in Class B Principal Carryover Shortfall                         (210,748)
                                                                                 -------------

          Total distributions                                                                        4,845,721
                                                                                                  ------------
     C.   Deficiency Claim Amount                                                                           $0
                                                                                                  ------------

IV.  RECONCILIATION OF CLASS B PRINCIPAL CARRYOVER SHORTFALL:

     A.   Beginning of Period Class B Principal Carryover Shortfall                                   $108,509
                                                                                                  ------------
     B.   Current Month Change                                                                         210,748
                                                                                                  ------------
     C.   End of Period Class B Principal Carryover Shortfall                                         $319,257
                                                                                                  ------------
V.   RECONCILIATION OF SPREAD ACCOUNT:

     A.   Beginning of period Spread Account balance                                                $6,181,272
                                                                                                  ------------
     B.   Additions to Spread Account

          (1)  Distributions to Class B Certificateholders
                  (Total of III.B. (6), (7), (8) and (9))                              168,432
                                                                                 -------------
          (2)  Investment income                                                        25,203
                                                                                 -------------
          Total Additions                                                                              193,635
                                                                                                  ------------
     C.   Spread Account balance prior to withdrawals                                                6,374,907
                                                                                                  ------------

     D.   Requisite Amount of Spread Account

          (1)  6% of end of period Principal Balance                                 6,150,416
                                                                                 -------------
          (2)  $100,000                                                                100,000
                                                                                 -------------
          (3)  2.5% of Cut-off Date Principal Balance                                3,150,593
                                                                                 -------------
          (4)  End of period Class A Certificate Balance                            94,306,373
                                                                                 -------------
          (5)  Lesser of (3) or (4)                                                  3,150,593
                                                                                 -------------
          (6)  Greater of (2) or (5)                                                 3,150,593
                                                                                 -------------
          (7)  12% of end of period Principal Balance if Trigger Date                        0
                                                                                 -------------
          Requisite Amount of Spread Account (greater
               of (1) or (6) or (7) if applicable )                                                  6,150,416
                                                                                                  ------------
     E.   Withdrawals from Spread Account

          (1)  Priority First - Deficiency Claim Amount
                                                                                 -------------
          (2)  Priority Second through Sixth
                                                                                 -------------
          (3)  Priority Seventh  (C. minus D.)                                         224,491
                                                                                 -------------
          Total withdrawals                                                                            224,491
                                                                                                  ------------
     F.   End of period Spread Account balance                                                      $6,150,416
                                                                                                  ------------
VI.  PERFORMANCE TESTS:

     A.   Delinquency Ratio

          (1)  Receivables with Scheduled Payment
                 delinquent more than 30 days
                 at end of period                                                  $11,418,450
                                                                                 -------------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                                 -------------
          (3)  Beginning of period Principal Balance                               106,661,582
                                                                                 -------------
          (4)  Delinquency Ratio (1)+(2) divided by (3)                                                  10.71%
                                                                                                  ------------
          (5)  Previous Monthly Period Delinquency Ratio                                                  9.47%
                                                                                                  ------------
          (6)  Second previous Monthly Period Delinquency Ratio                                           9.94%
                                                                                                  ------------
          (7)  Average Delinquency Ratio (4)+(5)+(6) divided by 3                                        10.04%
                                                                                                  ------------
          (8)  Compliance (Delinquency Test Failure is a
                 Delinquency Ratio equal to or greater than 14%)                                         yes
                                                                                                  ------------
     B.   Default Ratio

          (1)  Receivables becoming Defaulted Receivables
                 during period                                                      $1,201,145
                                                                                 -------------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                                 -------------
          (3)  Beginning of period Principal Balance                               106,661,582
                                                                                 -------------
          (4)  Default Ratio (1)+(2) x 12 divided by (3)                                                 13.51%
                                                                                                  ------------
          (5)  Previous Monthly Period Default Ratio                                                     16.24%
                                                                                                  ------------
          (6)  Second previous Monthly Period Default Ratio                                              16.26%
                                                                                                  ------------
          (7)  Average Default Ratio (4)+(5)+(6)
                 divided by 3                                                                            15.34%
                                                                                                  ------------
          (8)  Compliance (Default Test Failure is a
                Default Ratio equal to or greater than 21%)                                              yes
                                                                                                  ------------

     C.       Net Loss Ratio

         (1)      Receivables becoming Liquidated Receivables during period         $1,547,329
                                                                                 -------------
         (2)      Purchased Receivables with Scheduled
                    Payment delinquent more than 30 days at end of period
                                                                                 -------------
         (3)      Cram Down Losses occurring during period
                                                                                 -------------
         (4)      Liquidation Proceeds collected during period                        (593,970)
                                                                                 -------------
         (5)     Beginning of period Principal Balance                             106,661,582
                                                                                 -------------
         (6)      Net Loss Ratio (1)+(2)+(3)-(4) x 12 divided by (5)                                     10.73%
                                                                                                  ------------

         (7)      Previous Monthly Period Net Loss Ratio                                                  9.44%
                                                                                                  ------------

         (8)      Second previous Monthly Period Net Loss Ratio                                           4.26%
                                                                                                  ------------

         (9)      Average Net Loss Ratio (6)+(7)+(8) divided by 3                                         8.14%
                                                                                                  ------------
         (10)     Compliance (Net Loss Test Failure is a
                    Net Loss Ratio equal to or greater than 12%)                                        yes
                                                                                                  ------------


VII.         DELINQUENCY:

     A.       Receivables with Scheduled Payment delinquent

         (1)      31-60 days                                          #            866              $8,426,221
                                                                       ---------------------------------------
         (2)      61-90 days                                                       214               2,008,015
                                                                       ---------------------------------------
         (3)      over 90 days                                                     111                 984,214
                                                                       ---------------------------------------

         Receivables with Scheduled Payment delinquent
         more than 30 days at end of period                                      1,191             $11,418,450
                                                                       ---------------------------------------

VIII.        MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.       Beginning of period number of Receivables                                                 11,165
                                                                                                  ------------
     B.       Number of Receivables becoming Liquidated
                    Receivables during period                                                              175
                                                                                                  ------------

     C.       Number of Receivables becoming Purchased
                    Receivables during period
                                                                                                  ------------
     D.       Number of Receivables paid off during period                                                 140
                                                                                                  ------------
     E.       End of period number of Receivables                                                       10,850
                                                                                                  ------------

IX.          STATISTICAL DATA:

     A.       Weighted Average APR of the Receivables                                                    20.36%
                                                                                                  ------------
     B.       Weighted Average Remaining Term of the Receivables                                         42.09
                                                                                                  ------------
     C.       Average Receivable Balance                                                                $9,448
                                                                                                  ------------

AmeriCredit Financial Services, Inc.


By:     /s/ Daniel E. Berce
        -----------------------------------
Name:   Daniel E. Berce
        -----------------------------------
Title:  Executive Vice-President
        -----------------------------------
        Chief Financial Officer & Treasurer
        -----------------------------------
Date:   December 4, 1996
        ----------------